UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 19, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on September 19, 2014 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of September 9, 2013, as amended (the “Merger Agreement”), by and among MTR Gaming Group, Inc., a Delaware corporation (“MTR”), Eclair Holdings Company, a Nevada corporation (now Eldorado Resorts, Inc.) (“ERI”), Ridgeline Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ERI, Eclair Acquisition Company, LLC, a Nevada limited liability company and wholly-owned subsidiary of ERI, Eldorado HoldCo LLC, a Nevada limited liability company (“Eldorado”), and Thomas Reeg, Robert Jones and Gary Carano, as the member representative thereof.  Pursuant to the Merger Agreement, on September 19, 2013, MTR merged with and into Ridgeline Acquisition Corp., with MTR surviving the merger (the “MTR Merger”), and Eldorado merged with and into Eclair Acquisition Company, LLC, with Eldorado surviving the merger (the “Eldorado Merger and, together with the MTR Merger, the “Mergers”).  The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers.

Pursuant to the Merger Agreement, upon completion of the MTR Merger, subject to proration, each outstanding share of MTR’s common stock, par value $0.00001 per share (“MTR Common Stock”), was converted into the right to elect to receive either $6.05 per share in cash or one share of ERI’s common stock, par value $0.00001 per share (“ERI Common Stock”). Pursuant to the proration procedures provided in the Merger Agreement, former MTR shareholders eligible for election received (in the aggregate) a cash payment of approximately $35.0 million.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.  A copy of the press release announcing the completion of the Mergers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2014, MTR notified The NASDAQ Stock Market LLC (“Nasdaq”) that, effective upon the consummation of the Mergers, each outstanding share of MTR Common Stock was converted into the right to elect to receive either $6.05 per share in cash or one share of ERI Common Stock, subject to proration.  Nasdaq has filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the MTR Common Stock.

Item 3.03 Material Modification to the Rights of Security Holders.

The disclosure contained in “Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing” of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Effective upon the consummation of the Mergers, each option or other right to acquire MTR Common Stock granted under any MTR stock plan outstanding as of immediately prior to the completion of the Mergers, whether vested or unvested (each, an “MTR Option”), became, an option or right to purchase an equal number of shares of ERI Common Stock with an exercise price per share of ERI Common Stock equal to the exercise price per share of MTR Common Stock.  Effective upon the consummation of the Mergers, each MTR Option that had not yet vested on or prior to September 19, 2014 vested pursuant to the terms thereof.

Each restricted stock unit in respect of a share of MTR Common Stock that was outstanding under any MTR stock plan as of immediately prior to the completion of the Mergers (each, an “MTR RSU”) vested in full and was settled consistent with the terms of the applicable award agreement, as of the completion of the Mergers, and converted, upon the completion of the Mergers, into an equal number of shares of ERI Common as the MTR RSU immediately prior to the completion of the Mergers.

Item 5.01 Changes in Control of Registrant.

Effective upon the consummation of the Mergers, MTR became a wholly-owned subsidiary of ERI.  Effective September 19, 2014, the MTR Common Stock ceased trading on Nasdaq.

The disclosure contained in “Item 3.03. Material Modification to the Rights of Security Holders” of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers and MTR becoming a wholly-owned subsidiary of ERI, on September 19, 2014, all directors and executive officers of MTR, other than Joseph L. Billhimer, Jr. and John W. Bittner, Jr., ceased serving as directors or executive officers of MTR.  On September 25, 2014, Mr. Bittner ceased serving as an executive officer of MTR.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits.

2.1                               Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to MTR’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013).

2.2                               Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to MTR’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013).

2.3                               Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to MTR’s Current Report on Form 8-K (File No. 000-20508) filed on February 13, 2014).

2.4                               Amendment No. 3 to Agreement and Plan of Merger, dated May 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to MTR’s Current Report on Form 8-K (File No. 000-20508) filed on May 13, 2014).

99.1                        Press Release dated September 19, 2014 of Eldorado Resorts, Inc. (incorporated by reference to ERI’s Current Report on Form 8-K (File No. 001-36629) filed on September 19, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: September 25, 2014

	By:	/s/ Joseph L. Billhimer, Jr.
Joseph L. Billhimer, Jr.
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 9, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, Eldorado HoldCo LLC, and Thomas Reeg, Robert Jones, and Gary Carano, as the Member Representative (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on September 11, 2013)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated November 18, 2013, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on November 19, 2013)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated February 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-20508) filed on February 13, 2014)

2.4

Amendment No. 3 to Agreement and Plan of Merger, dated May 13, 2014, by and between MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Eclair Acquisition Company, LLC, and Eldorado HoldCo LLC (incorporated by reference to MTR’s Current Report on Form 8-K (File No. 000-20508) filed on May 13, 2014)

99.1	Press Release dated September 19, 2014 of Eldorado Resorts, Inc. (incorporated by reference to ERI’s Current Report on Form 8-K (File No. 001-36629) filed on September 19, 2014)